China Precision Steel, Inc.

Brean Murray, Carret & Co.

4th Annual Investor Tour of Mainland China

April, 2008

Leada Li, Chief Financial Officer

China Precision Steel, Inc.

Safe Harbor Statement

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995:
Any statements set forth in this presentation that are not historical facts are forward-
looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, which may include, but are not limited to, such factors as industry cyclicality and over capacity, increased price of raw materials, increased cost related to environmental compliance, ability to compete with international steel companies, regulatory changes in China and the U.S., and other information detailed from time to time in the China Precision
Steel filings and future filings with the United States Securities and Exchange
Commission.

The forward-looking statements contained in this presentation are made only of this date, and China Precision Steel is under no obligation to revise or update these forward-looking statements.

Equity Snapshot

June 30

Fiscal Year Ends:

18.11

P/E

$7.75 M

Net Income (ttm):

$180.37 M

Market Cap:

CPSL

Symbol:

        Listed on the NASDAQ

$3.93

Price (4-1-08):

$65.67 M

Revenues (ttm):

45.89 M

Shares Outstanding:

Corporate Overview

China Precision Steel is a niche precision steel processing
company that processes highly specialized precision ultra-thin and high strength (7.5 mm to 0.03 mm) cold-rolled steel products

Exclusive rights to commercialization of technology

Headquarters: Shanghai, PRC

20,000 square meters production facilities in Shanghai

280 employees

1/2 tax rate through 2008

Key Accomplishments

July 2002: Shanghai Chengtong Precision Strip Co., Ltd established in Shanghai as a sino-foreign JV

Feb 2003: Commenced production of cold rolled steel products

June 2004: Became a wholly-foreign owned enterprise (“WFOE”)

Sept 2005: Laid foundation for phase II new facility consisting two cold rolling mills of width 1400 mm and 1700 mm

Aug 2006: Submitted proxy statement to the SEC for a reverse takeover transaction with NASDAQ listed OraLabs Holdings, Inc. (NASDAQ: OLAB)

Sept 2006: Submitted listing application to NASDAQ for listing of the surviving entity under the name China Precision Steel, Inc.

Oct 2006: Commenced production from 1400mm cold
rolling mill of the new facility

Dec 29, 2006: Began trading on NASDAQ
under ticker CPSL

April 25, 2007: NASDAQ
closing bell ceremony in honor
of CPSL

Investment Highlights

Rapidly growing niche segment

Developing leading brand in China

Expanding manufacturing capacity

Experienced management team

Expanding to international markets

Patent protected technology

Take commodity steel and create premium specialty steel

Focus on niche markets with sustainable margins

High value products allows raw material price fluctuations to be passed on to customers

Higher average selling price on new capacity yields higher profit margin

Building highly competitive national leading brand

Leverage China’s lower operating cost base at
international standards

Business Strategy

Growth Drivers

China’s booming economy and growing exports support increasing nationwide demand for:

Automobile parts

Saw blades

Weaving needles

Microelectronics

Packing and containers

Domestic market for cold-rolled steel sheets is estimated at 20 million tons

Chinese production = less than 15% of domestic demand

Imports = 85% - 90% of total demand

354.1%
270.3%
175.4%
133.5%
70.8%
Autos
Sedans
Containers
Refrigerators
Air-conditioners

9

Source: Steelhome.cn

Growth Rate in China 2000- 2005

Strong Market Position

Relatively new niche to China

China’s high precision steel industry lags behind international standards

Limited domestic competition

ONLY Chinese manufacturer producing cold rolled steel with

Width greater than 1000 mm - up to 1700mm

More than 2.5mm in thickness - up to 7.5 mm

Prices are generally 10% less then international competitors with faster delivery time and equal quality

Specialty Steel Products

Ultra-thin and high-strength cold-rolled precision steel strips ranging from 7.5 mm to 0.03 mm

40 different types of precision steel products

Over one hundred specifications

Product Category

Gross Margins

Applications

Low carbon cold-rolled steel

Thickness: 0.03 to 7.5 mm

10% - 30%

Food packaging, steel roofing,
kitchen tools, drawer slide rails

High carbon cold-rolled steel

Thickness: 0.5 to 7.5 mm

20% - 40%

Automobile components, saw
blades, weaving needles, springs

NESCAFÉ
Coffee-mate
EIGHT O'CLOCK
MAXX
MAXX
MAXX
MAXX
X.O

10/04/2006

12

Food Packaging

Low Carbon Steel Series

Steel Roofs

Home Appliances

Hot Roll & Cold Roll Technology

Higher Value
Add

Slabs => raw material for Hot-Rolling Mills

Hot-Rolling (“HR”)

Hot-rolled products include hot-rolled steel strips and hot-
rolled sheets cut from the strips, all of which were
manufactured by the hot strip mill

Main usage: auto, home structures, pipes, home appliances

CRC is manufactured by additional processing of HRC

Cold-Rolling (“CR”)

Created with further processing of hot-rolled products, CRC
steel has better strength, drawability, formability, paintability

Higher value add, higher tech content, higher precision

Production lines are expensive and mostly imported

Main usages: home appliances, autos, packaging, exterior
construction materials

Automobile Components

Drawer guidance rails

Grinding Pieces

Saw Blades

Weaving Needles

Bearing Springs

Mechanical Components

Clutch

Saw

Weaving needle

Plane Friction Disk

Knives

High Carbon Steel Series

Rapid Capacity Expansion

Annual production capacity
increases to 400,000 tons with
the completion of new
facilities

Annual production capacity
equaled approximately
100,000 tons.

Install two cold-rolling mills

1400 mm width 150,000
tons capacity

1700 mm width

150,000 tons capacity

Started production in
October 2006

Currently at 50% utilization
rate

To commence
construction in 2008

Installed continuous
annealing line for
stainless steel

In trial production

Expected to contribute to
revenue in Q3 fiscal 2008

Enhanced Competitive Position

Increased

Production

Capacity

Added

competitive

edge

Expanded

product

range

Annual capacity increases by 300,000 tons bringing total
capacity to 400,000 tons two years after commencement of
production at new mills

1400 mm cold-rolling mill enables expansion of products, e.g.
automobile seatbelt springs

Focus production on high strength steel and ultra-thin steel and optimizes manufacturing efficiency

Capability to process cold-rolled steel in thicknesses up to
7.5mm.

ONLY manufacturer in the PRC capable of delivering cold
rolled steel coils of more than 2.5 mm in thickness and up to
1700mm width

Development and advancement of precision steel production processing techniques

Developed production of special ultra-thin but sturdy cold-rolled precision steel products

Ratio of width to thickness of 10,000 times

Specific projects include

Coiled springs for automotive seat belts

Steel for igniters in automotive air bag inflation devices

Double layer welded pipes

Engineers constantly interact with customers

Awarded “Hi-Tech Enterprise” certification by the
Science and Technology Commission of Shanghai Municipality

Research and Development

International Quality Control

Accreditation of the International Organization for Standardization

  (“ISO”) Technical Standards (“TS”) 16949 in 2004

ISO Technical Specifications are compatible with global automotive industry quality system standards

American (QS-9000)

German (VDA6.1)

French (EAQF)

Italian (AVSQ)

ISO/TS 16949

American

(QS-9000)

German

(VDA6.1)

French

(EAQF)

Italian

(AVSQ)

Leada Tak Tai Li, Chief Financial Officer

Assistant to Chairman at STAR Pharmaceutical Limited

Audit assistant at KPMG, Hong Kong

Investment Analyst at Suez Asia Holdings (HK) Limited

Bachelor with dual major in Accounting and Finance, University of Melbourne in Australia

Master of Science Degree in Accounting and Finance, Napier University, United Kingdom.

Management Team

Wo Hing Li, Chairman

Chairman and Executive Director since July 2002

Non-Executive Director of China Petrotech Holdings Limited

Master Degree in Business Administration, Murdoch University of Australia

PhD in Management, the University of International Business & Economics of China and

  the European University of Ireland

Hai Sheng Chen, General Manager, Senior Engineer

Co-founder of China Precision Steel

Executive MBA Degree, China Europe International Business School and a

Bachelors Degree in Metallic Pressure Processing, Beijing University of Science and

  Technologies

$17.4
$53.1
$34.9
$54.0
$37.2
2004
2005
2006
2007
6 Mos 2008

20

Revenue Growth

Revenues (in US$ millions)

$16
$8
$0
35%
28%
21%
14%
7%
0%
$1.0
5.8%
$7.6
14.3%
$10.0
28.6%
$15.0
27.9%
$8.5
22.8%
2004
2005
2006
2007
6 Mos 2008
Gross Profit ($M)
Gross Margin

21

Gross Profit

$9
$6
$3
$0
30%
15%
0%
$0.2
1.1%
$6.0
12.0%
$8.4
24.1%
$8.3
15.4%
$5.3
14.1%
2004
2005
2006
2007
6 Mos 2008
Net Income ($M)
Net Margin

22

Net Profit

Select Balance Sheet Data

$51.10

$100.21

Shareholders’ Equity

In $millions

2Q 2008

FY 2007

Cash and Equivalents

$40.21

$5.50

Current Assets

$97.27

$41.33

Total Assets

$142.97

$82.16

Current Liabilities

$40.44

$26.26

Long-term Liabilities

  $2.32

$6.88

Working Capital

$56.82

$14.57

Investment Highlights

Positioned to dominate ultra-thin, high strength and ultra-wide cold-rolled steel industry in China

Focus on high-value, high margin products

Targeting growing markets

Strong competitive advantages in domestic and international marketplace

Increasing exports

Expanding production capacity

Experienced management team

Contact Information:

China Precision Steel, Inc.

123 Lao Dong Road, Xuhang County

Jiading District

Shanghai, 201809

The People’s Republic of China

Phone: +86 21 5994 8500

http://www.chinaprecisionsteelinc.com

Thank You